                                  [LETTERHEAD]

                                  BILL OF SALE

For the sum of $4,500,000.00, and other valuable consideration, Photran Corporation hereby conveys to NDB Equipment Finance, Inc., all right, title and interest to one (1) P1000 thin film vacuum coating line.

The seller warrants that the equipment is free and clear of all liens, encumbrances and security interests.



Photran Corporation

- By /s/ Paul T. Fink
    --------------------------------

    Paul T. Fink, CFO
    --------------------------------
         Printed Name - Title

- Dated 2/18/97
        ----------------------------

                        RIDER TO EQUIPMENT LEASE AGREEMENT

    THIS RIDER is entered into by and between Photran Corporation (the
"Lessee") and NBD Equipment Finance, Inc. (the "Lessor") with respect to that Equipment Lease Agreement of even date herewith (the "Lease"), pursuant to which the Lessor has agreed to lease to the Lessee and the Lessee has agreed to lease from the Lessor certain personal property more particularly described in the Lease (the "Equipment").

    The Lessor has agreed to purchase the Equipment from the Lessee and lease it back to the Lessee under the terms of the Lease only if the Lessee makes the additional agreements contained herein and contemplated hereby.

    In consideration of the foregoing, and in order to induce each other to enter into the Lease, the Lessor and Lessee agree as follows:

    1. The Lessor is paying to Lessee the amount of $4,500,000.00 (the "Lease Proceeds") on the date hereof for the Equipment. Of that amount, $2,250,000.00 will be wire transferred to an account designated by the Lessee for the unrestricted sue by the Lessee (the "Unrestricted Proceeds") and $2,250,000.00 (the "Collateral Proceeds") will be deposited with NBD Bank, N.A. (the "Bank") to be held as collateral in favor of the Lessor against the Lessee's obligations under the Lease and under this Rider.

    2. The Lessee will execute and deliver to the Lessor a separate Assignment of Deposit Account under which the deposit of the Collateral Proceeds, and any account into which such Collateral Proceeds is deposited, and any rollover or replacement account to which such initial deposit is subsequently credited, will be assigned to the Lessor.

    3. The Lessee agrees with the Lessor that the Lessee is irrevocably bound to purchase the Lessor's interest in the Equipment for an amount of $2,250,000.00, upon the earlier to occur of (i) the end of the normally scheduled term of the Lease, or (ii) a default under the Lease. Any part of such purchase obligation which is unpaid after it becomes due will accrue interest at a rate equal to the rate of interest announced from time to time by the First National Bank of Chicago as its "Corporate Base Rate", plus three percent (3.0%) per annum.

    4. Any sale of the Lessor's interest in the Equipment to the Lessee shall be as is where is with respect to the Equipment, and shall be without warranty of any kind with respect to the Equipment, including, without limitation any warranty of fitness for a particular purpose.

    5. The element of damages contemplated by Section 13(c)(3) of the Lease will instead of being the fair market value of the Equipment, be the amount of $2,250,000.00.

    6. If any part of the Collateral Proceeds subject to a security interest in favor of Lessor is used to satisfy any obligation of the Lessee under the Lease prior to the expiration of its term, the Lessee will deposit additional cash with the Lessor, or with a third party subject to a lien in favor of the Lessor, in the amount equivalent to any part of the original Collateral Proceeds so used. If the amount of deposit collateral subject to a security interest in favor of the Lessor ever declines below $2,250,000.00, the Lessee will deposit additional cash with the Lessor, or with a third party subject to a lien in favor of the Lessor, in the amount equivalent to such deficiency.

    7. Excepts as modified by this Rider, the Lease shall remain unchanged and in full force and effect.

    IN WITNESS WHEREOF, the parties have caused this Rider to be entered into as of February 13, 1997.



                                       PHOTRAN CORPORATION


                                  By: - /s/ Paul T. Fink
                                       -----------------------------------

                                       Paul T. Fink     CFO
                                       -----------------------------------
                                       Printed Name  -  Title


                                       NBD EQUIPMENT FINANCE, INC.

                                  By:
                                       -----------------------------------


                                       -----------------------------------
                                       Printed Name  -  Title

--------------------------------------------------------------------------------

                     DELEGATION OF TREASURY MANAGEMENT AUTHORITY
                  (PURSUANT TO SECTION 2(h) OF BANKING RESOLUTIONS)

In accordance with the Banking Resolutions of Photran Corporation
                                              ---------------------------------
                                           [Insert the name of the Organization]

("Resolutions"), the undersigned delegates to each person named below, acting singly [_______________], the authority referred to [If persons listed below must act jointly, line out "singly" and insert "jointly"; otherwise leave blank.]

in Section 2 of the Resolutions set forth opposite such person's name below:

Name               Paragraph(s)*  Title               Signature
------------------ -------------  ---------------     ------------------------

David E. Stevenson                President & CEO     /s/ David E. Stevenson
------------------ -------------  ---------------     ------------------------

Paul T. Fink                      CFO                 /s/ Paul T. Fink
------------------ -------------  ---------------     ------------------------

------------------ -------------  ---------------     ------------------------

------------------ -------------  ---------------     ------------------------

------------------ -------------  ---------------     ------------------------

------------------ -------------  ---------------     ------------------------

                          [PLEASE LINE OUT SPACES NOT USED]

                          DELEGATION OF FINANCIAL AUTHORITY
                  (PURSUANT TO SECTION 3(j) OF BANKING RESOLUTIONS)

In accordance with the Banking Resolutions of Photran Corporation
                                              ---------------------------------
                                           [Insert the name of the Organization]

("Resolutions"), the undersigned delegates to each person named below, acting singly [_______________], the authority referred to [If officers listed below must act jointly, line out "singly" and insert "jointly"; otherwise leave blank.]

in Section 3 of the Resolutions set forth opposite such person's name below:

Name               Paragraph(s)**  Title              Signature
------------------ -------------   ---------------    ------------------------

David E. Stevenson                 President & CEO    /s/ David E. Stevenson
------------------ -------------   ---------------    ------------------------

Paul T. Fink                       CFO                /s/ Paul T. Fink
------------------ -------------   ---------------    ------------------------

------------------ -------------   ---------------    ------------------------

------------------ -------------   ---------------    ------------------------

------------------ -------------   ---------------    ------------------------

                          [PLEASE LINE OUT SPACES NOT USED]


In Witness Whereof, I have hereunto subscribed my name and affixed the seal of the Organization, if applicable, this 13 day of February, 1997.


                                            --------------------------------
[CORPORATE SEAL]                            [Print the name of the Customer]
   [If any]

                                       -    By /s/ Paul T. Fink
                                            --------------------------------
                                                 [Signature]

[A DELEGATION PURSUANT TO SECTION 2(h) MUST BE SIGNED BY AN
AUTHORIZED PERSON AND A DELEGATION PURSUANT TO SECTION 3(j)
BY AN AUTHORIZED OFFICER, AS DEFINED IN THE RESOLUTIONS.]

Name  Paul T. Fink
    -------------------------------
    [Print the name of the signer]

 * If all the authority in Section 2 is to be delegated, insert "All". If only authority in a specific paragraph is to be delegated, insert that paragraph's number (E.G., to issue "Funds Transfers", insert 2(c)).


** If all the authority in Section 3 is to be delegated, insert "All". If only authority in a specific Section is to be delegated, insert that paragraph's number (E.G., to "Borrow Money; Obtain Credit", insert "(3(a)").

--------------------------------------------------------------------------------

                              CERTIFICATE OF INCUMBENCY

The undersigned certifies that: I am an authorized official of ________________, duly organized and existing
                        [Insert the name of the Organization]
under the laws of the State of _____________, ("Organization"); the persons named below are presently holding offices set forth opposite their respective
             [Insert the State in which the Organization is established] signatures below; and each such signature is his or her genuine signature:


-----------------------------------------------------------------------------------------
Type or Print Name           Signatures (Please sign inside the box)      Phone and Fax
-----------------------------------------------------------------------------------------
(Name) David E. Stevenson                                                 (Phone)
--------------------------                                                --------------
(Title) President & CEO      /s/ David E. Stevenson                       (Fax)
-----------------------------------------------------------------------------------------
(Name) Paul T. Fink                                                       (Phone)
--------------------------                                                --------------
(Title) CFO                  /s/ Paul T. Fink                             (Fax)
-----------------------------------------------------------------------------------------
(Name)                                                                    (Phone)
--------------------------                                                --------------
(Title)                                                                   (Fax)
-----------------------------------------------------------------------------------------
(Name)                                                                    (Phone)
--------------------------                                                --------------
(Title)                                                                   (Fax)
-----------------------------------------------------------------------------------------
(Name)                                                                    (Phone)
--------------------------                                                --------------
(Title)                                                                   (Fax)
-----------------------------------------------------------------------------------------
(Name)                                                                    (Phone)
--------------------------                                                --------------
(Title)                                                                   (Fax)
-----------------------------------------------------------------------------------------
(Name)                                                                    (Phone)
--------------------------                                                --------------
(Title)                                                                   (Fax)
-----------------------------------------------------------------------------------------
(Name)                                                                    (Phone)
--------------------------                                                --------------
(Title)                                                                   (Fax)
-----------------------------------------------------------------------------------------


In Witness Whereof, I have hereunto subscribed my name and affixed the seal of the Organization, if applicable, this 13 day of February, 1997.

                                  -    /s/ Paul T. Fink
                                       -----------------------------------

                                       Name Paul T. Fink
                                            ------------------------------
                                            [Print the name of the signer]

                                       Title  CFO
                                            ------------------------------
                                            [Print the title of the signer]

[LETTERHEAD]

REQUEST FOR INSURANCE

TO:

--------------------------------
Insurance Company

Norwest Insurance - Mark Bierman
--------------------------------
Agency/Agent


--------------------------------
Address


--------------------------------

(612) 921-2703
--------------------------------
Telephone


RE:  Insurance coverage on leased equipment as listed herein or attached hereto:

    P1000 thin film vacuum coating line
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Gentlemen,

I have entered in to a lease with NBD Equipment Finance, Inc. on the above listed item(s). In accordance with the terms and conditions of said lease, I hereby authorize and request this equipment to be insured for the amount indicated, stating NBD Equipment Finance, Inc., as an additional insured and as loss payee and insuring perils named as follows:

A.  Damage and Liability                                        /$4,500,000.00
  --------------------------------------------------------------  -------------

B.                                                              /$
  --------------------------------------------------------------  -------------

C.                                                              /$
  --------------------------------------------------------------  -------------

Please make this coverage effective __________ and deliver evidence of coverage as soon as possible to:

NBD EQUIPMENT FINANCE, INC.
ATTN: INSURANCE DESK
151 N. DELAWARE ST., SUITE 850
INDIANAPOLIS, IN 46204

  Photran Corporation
  -------------------------------------
- By /s/ Paul T. Fink
    ----------------------------------
  Address  21875 Grenada Avenue
          -----------------------------
           Lakeville, MN  55044
  -------------------------------------

                                 BANKING RESOLUTIONS

Organization Name:      Photran Corporation
State Where Organized:
Type of Organization:   Corporation

The undersigned certifies that: I am an official of, and authorized to certify on behalf of, the above named corporation which is duly organized and existing under the laws of the State indicatd, ("Organization"); in connecton with the use of the above name, the Organization has complied with the relevant Indiana statute, and or any statute of any other jurisdiction whose law may apply, covering the use of an assumed business sname; the following is a complete, true and correct copy of certin resolutions of the Organization, which resolutions were duly adopted and are in conformity with the laws of the State where organized and the organizational documents ("Resolutions"); and the Resolutions have not been rescinded or modified and are in full force and effect on the date hereof:

                                     RESOLUTIONS

1. DESIGNATION OF DEPOSITORY; DEPOSITS. NBD Bank, N.A. ("NBD") is designated a depository in which funds of the Organization may be deposited by its officers, members, managers, partners, trustess, owners, agents and employees, each of whom is authorized to endorse for deposit or negotiation, or to deposit without indorsement, any and all checks, drafts, items, instruments, notes, bills of exchange and orders for the payment of money belonging to or coming into possession of the Organization (including, without limitation, those payable to the Organization in any trade name or style used by the Organization). Any indorsement may be by the written or stammped indorsement of the Organization without designation of the person making the indorsement.

2. TREASURY MANAGEMENT. Any one [_____________] of the officers, members, [If Authorized Persons must act jointly, line out "one" and insert "two";
     otherwise leave blank]
managers, partners, trustees, owners, agents and employees, as applicable, of the Organization and the other persons designated below:

                             David E. Stevenson, Pres & CEO
                             -------------------------------

                             Paul T. Fink, Treasurer & CFO
                             -------------------------------

         [Insert the titles of any other Authorized Persons.]
(each an "Authorized Person") is authorized to do any or all of the following on behalf of the Organization:

         (a) CHECKS WITH MANUAL SIGNATURES. Sign with manual signature any and all checks, drafts, instruments, items and other orders for the payment of money, including, without limitation, orders or directions in informal or letter form and those drawn to the individual order of any person(s) whose name(s) appear(s) as signer(s) thereof, against any funds at any time standing to the credit of the Organization in any account with NBD ("Checks").

         (b) CHECKS WITH FACSIMILE SIGNATURES. Authorize and direct NBD in writing to honor Checks bearing or purporting to bear the facsimile signature(s) made by using any name (including, without limitation, a trade or assumed name), word, mark or symbol (whether made with or generated by signature plate, any similar device, computer or machine), regardless by whom or by what means the actual or purported facsimile specimen(s) thereof on file with NBD.

         (c) FUNDS TRANSFERS. Issue electronic, oral, telephonic or written instructions with respect to the transfer of funds by: electronic means, including, without limitation, automated clearinghouse systems (e.g., ACH) and wire; book transfer; or Check; whether signed, if applicable, by persons authorized by these Resolutions or authorized by NBD.

         (d) DEPOSITORY TRANSFER CHECKS; PRE-AUTHORIZED CHECKS AND DRAFTS. Authorize the issuance of depository transfer checks (each having "Depository Transfer Check" printed on its face), pre-authorized checks or pre-authorized drafts. These checks and drafts shall require no signature other than the printed name of the Organization, which shall constitute the official signature of the Organization for the prupose of these checks and drafts.

         (e)  ACCOUNTS.  Open accounts with NBD.

         (f) BANKING SERVICES. Utilize any other global treasury management services provided by NBD (including, without limitation, electronic, investment and financial advisory services).

         (g) AGREEMENTS. Execute and deliver agreements, documents and instruments (and amendments or waivers thereto or terminations thereof); and take, or refrain from taking, action to carry into effect the Resolutions set forth in this Section 2 and the transactions contemplated by them upon such terms and conditions as such Authorized Person(s) deem(s) advisable as evidenced by such execution, delivery, action or non-action.

         (h) DELEGATION OF AUTHORITY. Delegate in writing, at any time and from time to time, to one or more other persons acting as specified in the delegation, any of the authority referred to in this Section 2 and the Organization agrees to be bound by any action taken by, or non-action of, such persons; and amend or revoke any such delegation.

    3. FINANCIAL SERVICES. Any one [____________] of the following officers, [If Authorized Officers must act jointly, line out "one" and insert
          "two"; otherwise leave blank]
members, managers, partners, trustees, owners, agent and employees, as applicable, of the Organization and the other persons designated below:

         Chairman, President, Chief Executive Officer, any Vice President, Chief Financial Officer, Treasurer, any Assistant Treasurer, Secretary and ______________________________________________________________
              [Insert the titles of any other Authorized Officers]
(each an "Authorized Officer") is authorized to do any or all of the following on behalf of the Corporation:

         (a) BORROW MONEY; OBTAIN CREDIT, LEASES. Borrow money, apply for letters of credit and obtain other credit and financial accommodations, from NBD on a current or long-term basis, or enter into equipment leasing transactions.

         (b) TELEPHONIC/ELECTRONIC EXTENSIONS OF CREDIT. Request a loan or other financial accommodation by telephone, writing, telex or facsimile transmission, or by any other form of communication deemed advisable by any Authorized Officer or the requisite Authorized Officers. NBD shall incur no liability for acting in accordance with requests or instructions which NBD believes in good faith to have emanated from any Authorized Officer or the requisite Authorized Officers.

         (c) DERIVATIVE TRANSACTIONS. Enter into any: rate sway transactions, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option and any similar transaction or option and any combination of the foregoing (collectively, "Derivative Transactions"); and any cancellation, buy-back, reversal, termination or assignment of any Derivative Transaction.

         (d) DISCOUNT NOTES. Discount with NBD any notes, drafts, instruments or acceptances held by the Organization.

         (e) PROCEEDS OF CREDIT. Receive and receipt for, and sign orders and issue instructions (written or oral) regarding, the handling and delivery of the proceeds of any extension of credit.

         (f) GRANT LIENS AND SECURITY INTERESTS. Mortgage, pledge, transfer, assign to, and create liens and security interest in favor of, NBD in any and all of the real, personal and mixed property and assets of the Organization, including, without limitation, accounts receivable, bonds, drafts, documents, equipment, instruments, inventory, machinery, notes, stocks, real estate, securities and warehouse receipts of the Organization; and to execute and deliver any and all financing statements, instruments, mortgages and other documents in connection therewith.

         (g) GUARANTIES. Assume, guaranty, endorse, contingently agree to purchase or provide funds for the payment of, or otherwise agree to become liable upon, the obligations of a third party to NBD or to maintain the net worth or working cpaital or other financial condition of any third party which is obligated to NBD; or to otherwise assure NBD against losses relating to any extension of credit to a third party.

         (h) SECURITY TRANSACTIONS. Purchase or sell through NBD, either as agent, principal or otherwise, for immediate or future delivery, stocks, bonds, commercial paper, commodities, any other instruments or securities, Federal Reserve funds, currency exchange, puts and warrants or any other property whatsoever; deliver to and deposit with NBD for safekeeping, custody or other purposes any and all securities of any kind whatsoever, and, in connection therewith, to open and maintain with NBD safekeeping or custody accounts and to sign agreements and orders and issue instructions in respect thereto; and withdraw, receive and receipt for, and sign orders and issue instructions for the handling, transfer, registration, sale, substitution, exchange and delivery of, any stocks, bonds, commercial paper, commodities and any other instruments or securities or other property held by NBD for the account of the Organization; such withdrawals, substitutions, exchanges, and deliveries, whether subject to payment or not, may also be made by the bearer of any order, receipt or request so signed.

         (i) AGREEMENTS. Execute and deliver agreements, applications, documents, drafts, instruments, notes and undertakings (and amendments or waivers thereto or terminations thereof); and take, or refrain from taking, action to carry into effect the Resolutions set forth in this Section 3 and the transactions contemplated by them upon such terms and conditions, including, without limitation, interest rates, as such Authorized Officer(s) deem(s) advisable as evidenced by such execution, delivery, action or non-action.

         (j) DELEGATION OF AUTHORITY. Delegate in writing, at any time and from time to time, to one or more other persons, acting as specified in the delegation, any of the authority referred to in this Section 3 and the Organization agrees to be bound by any action taken by, or non-action of, such persons; and amend or revoke any such delegation.

4. NBD SUBSIDIARIES AND AFFILIATES. These Resolutions also apply in full to any account, financial accommodation, service, transaction or property at or with any facility or branch of NBD and its subsidiaries and affiliates and the term "NBD" used in these Resolutions includes such subsidiaries and affiliates.

5. REVOCATION OR MODIFICATION OF RESOLUTIONS. These Resolutions and any delegation made pursuant to them shall continue in full force and effect until express written notice of its revocation or modification has been received by NBD and NBD has had a reasonable opportunity to act upon such notice. However, if the authority contained in these Resolutions or any delegation is revoked or terminated by operation of law without such notice, it is resolved and agreed, for the purpose of inducing NBD to act under these Resolutions and any delegation, that the Organization shall indemnify and hold NBD harmless from any loss suffered or liability incurred by NBD in so acting after such revocation or termination without such notice.

In Witness Whereof, I have hereunto subscribed my name, and affixed the Organization's seal, if applicable, this 13 day of February, 1997.


                                  -    /s/ Paul T. Fink
                                       ------------------------------------
                                            [Signature]

                                       Name Paul T. Fink, CFO
                                            -------------------------------
                                            [Print the name of the signer]

                                       Title    CFO
                                            -------------------------------
                                            [Print the title of the signer]

                                  SECURITY AGREEMENT

             SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT WITH RESPECT TO
                          SAFEKEEPING ACCOUNT AND SECURITIES

In order to induce NBD EQUIPMENT FINANCE, INC. (herein referred to as "Lender") to make certain credit facilities available to PHOTRAN CORPORATION (the "Borrower") in the aggregate amount of $4,500,000.00 under the terms of an Equipment Lease Agreement and a related Rider to Equipment Lease Agreement both of even date herewith (such documents, together with any renewal, extension, amendment or replacement thereof being hereinafter referred to as the "Lease Documents") and in order to secure all of Borrower's obligations to Lender under the Lease Documents, the Borrower has agreed to grant to Lender a security interest in all of Borrower's security entitlement in Safekeeping Account No. __________ (the "Account") maintained with NBD BANK, N.A. ("Intermediary") and in the investment property and financial assets credited to the Account itself.

NOW, THEREFORE, it is agreed by and between the parties hereto as follows:

1. As security for the obligations of Borrower to Lender under the Lease Documents, including, without limitation, the repayment of all monies which Lender may hereafter loan or advance to or for the benefit of the Borrower under the Lease Documents, up to the dollar amount specified above, Borrower hereby grants a security interest in and assigns and transfers to Lender all of Borrower's right, title and interest in any investment property or financial assets, deposits, certificates of deposit, monies owing to Borrower and funds which may hereafter accumulate in or become withdrawable from or paid out of such Account of Borrower with Intermediary, including any balance which may remain to the credit of said account upon the closing thereof.

2. Intermediary is hereby authorized and directed to remit to Lender, upon demand by Lender, all funds that may hereafter be withdrawable or payable out of the Account of Borrower in the name of Borrower with Intermediary, and Borrower agrees that Borrower will not withdraw or attempt to withdraw any funds or other property from such account, except as permitted by this agreement. Lender is hereby authorized and fully empowered, without further authority from Borrower, to direct Intermediary to liquidate any or all investment property in such account and to request Intermediary to remit to Lender, any funds that may be due to Borrower, and Intermediary is hereby authorized and directed to pay to Lender such sums as Lender shall so request or demand without the consent of or notice to Borrower. INTERMEDIARY SHALL MAKE NO DISBURSEMENTS DIRECTLY TO BORROWER, OTHER THAN FROM DIVIDEND AND INTEREST INCOME GENERATED BY THE INVESTMENT PROPERTY AND FUNDS IN THE ACCOUNT, WITHOUT INQUIRY OF OR NOTICE TO LENDER AND THE CONSENT OF LENDER. UNLESS NOTIFIED TO THE CONTRARY IN WRITING BY LENDER, INTERMEDIARY MAY MAKE DISTRIBUTIONS TO BORROWER OF INTEREST INCOME GENERATED BY ASSETS IN THE ACCOUNT AT ANY TIME WITHOUT NOTICE TO OR CONSENT OF LENDER.

3. Borrower hereby constitutes and appoints Lender as Borrower's true, lawful and irrevocable attorney-in-fact to demand, receive and enforce payments and to give receipts, releases, satisfactions for, and to sue for all monies payable to Borrower by Intermediary, and Borrower agrees that this may be done in the name of Lender with the same force and effect as Borrower could do had this Agreement not been made. Any and all monies or payments which may be received by Borrower, to which Lender is entitled under and by reason of this Agreement, will be received by Borrower as trustee for Lender, and will be immediately delivered, in kind, to Lender without commingling.

4. BORROWER MAY NOT EXECUTE ANY SALE TRANSACTIONS IN THE ACCOUNT AND INTERMEDIARY MAY NOT ACCEPT FOR EXECUTION ANY SUCH TRANSACTIONS WITHOUT NOTICE TO AND THE CONCURRENCE OF LENDER. THE PROCEEDS OF ANY SUCH SALE, INCLUDING ANY

ASSET IN WHICH THE PROCEEDS ARE REINVESTED, WILL REMAIN IN THE ACCOUNT, WILL NOT DISTRIBUTED TO BORROWER, AND WILL REMAIN SUBJECT TO THE SECURITY INTEREST CREATED UNDER THIS AGREEMENT. ANY ASSET WHICH CONSISTS OF A MATURED DEBT OWED TO BORROWER, SUCH AS BILLS, NOTES, BONDS OR CERTIFICATES OF DEPOSIT, MAY BE REINVESTED IN AN ASSET OF LIKE QUALITY AND MATURITY, WITHOUT ANY NOTICE TO OR INQUIRY OF THE LENDER SO LONG AS THE REPLACEMENT INVESTMENT REMAINS IN THE ACCOUNT AND IS SUBJECT TO THE SECURITY INTEREST CREATED UNDER THIS AGREEMENT.

5. Upon the occurrence of a default under the terms of the Lease Documents, Lender shall be entitled without the consent or concurrence of Borrower, to direct Intermediary to liquidate any or all then outstanding (investment property or financial assets) in Borrower's Account and to direct Intermediary to pay Lender such credit balance as shall exist in the Account after such liquidation and after the payment to Intermediary of all the indebtedness of Borrower to Intermediary in connection with transactions in such Account.

6. Any sums paid under this Agreement by Intermediary to Lender from the accounts of Borrower shall be applied by Lender to the payment of the obligations owing by Borrower to Lender under the Lease Documents. The balance, if any, remaining after the payment of said obligations shall be paid by Lender to Borrower. The receipt or receipts of Lender for such funds so paid to it by Intermediary shall, as to Intermediary, operate as the receipt of Borrower as fully and as completely as if funds had been paid to Borrower in person and receipted for by Borrower. The liens created by this Agreement shall be junior to the liens claimed by Intermediary for indebtedness owed to Intermediary by Borrower.

7. Lender is hereby authorized and empowered to receive from Intermediary, and Intermediary is authorized and directed to deliver to Lender and at Borrower's expense, copies of all confirmations and other notices with respect to all transactions executed by Intermediary for the account of Borrower, copies of the periodic Account statements of Borrower, and copies of any and all matters pertaining to the accounts of Borrower with Intermediary, including, without limitation, copies of all correspondence directed to Borrower.

8. As between Borrower and Lender, this Agreement shall remain in full force and effect until canceled in writing by the Lender. Any cancellation of this agreement shall be without effect as to Intermediary until Intermediary is notified in writing by Lender.

9. Borrower hereby represents and warrants to Lender that neither the Account above assigned, nor any of the investment property therein contained have not heretofore been alienated or assigned, and that Borrower will not allow any lien, security interest or encumbrance to attach to such Account (other than the security interest of Lender) without the written consent of Lender.

10. This Agreement shall be binding upon Borrower, and upon Borrower's successors and assigns, including, without limitation, any trustee in bankruptcy, and it shall be binding upon and inure to the benefit of the successors and assigns of Lender and Intermediary.

11. Borrower agrees to indemnify, defend, save and hold free and harmless Intermediary from any claim of Borrower, Lender or any third party arising out of compliance with any instruction or requests of Borrower or Lender with respect to the Account, or any attempted attachment or garnishment of such Account, or any property therein contained, including all reasonable fees and expenses, including without limitation, attorneys' fees.

12. Intermediary owes no duty to Lender to do or refrain from doing any act other than to follow specific instructions from Lender as authorized by this Agreement. In all other respects, the operation and management of Borrower's account will continue unmodified, except as specifically indicated to the contrary by this Agreement.

Dated as of  2/13, 1997.

                                       PHOTRAN CORPORATION

                                  By: - /s/ Paul T. Fink
                                       -----------------------------

                                       Paul T. Fink    CFO
                                       -----------------------------
                                       Printed Name   -   Title

STATE OF MN        )
                   )
COUNTY OF DAKOTA   )

    Before me, a Notary Public in and for said County and State, personally appeared Paul Fink, the CFO of Photran Corporation and acknowledged the execution of the foregoing document as its authorized act and deed.

Witness my hand and Notarial Seal.

/s/ Adrienne Schneider
-----------------------------
Signature  -  Notary Public

ADRIENNE SCHNEIDER
-----------------------------                    [SEAL]
Printed Name - Notary Public

My County of Residence: DAKOTA
                        -----------------

My Commission Expires:  1/31/00
                        -----------------

[LOGO]                                                 EQUIPMENT LEASE AGREEMENT

                                             Lease Number
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LESSEE                                       SELLER
--------------------------------------------------------------------------------
Name                                         Name
Photran Corporation
--------------------------------------------------------------------------------
Address                                      Address
21875 Grenada Avenue
--------------------------------------------------------------------------------
City                     State     Zip Code  City           State     Zip Code
Lakeville                  MN      55044
--------------------------------------------------------------------------------
Tax Payer I.D. No.  Contact        Phone     Contact        Phone
1574923             Paul Fink      612-469-4880
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QUANTITY DESCRIPTION OF EQUIPMENT (GIVE MANUFACTURER, MODEL NO., SERIAL NO. ETC)
    1    P1000 thin film vacuum coating line
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Location of Equipment if different than above

Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RENTAL TERMS AND FEES:
--------------------------------------------------------------------------------
LEASE TERM:    MONTHLY RENTAL PAYMENT:

Term in Months
     36        36 Payments of $90,120.31 Plus Tax $5,857.82 Total $95,978.13
-------------- --              ---------            --------        ---------
Rent payments                      Followed by (When Applicable)
are due on the
                  Payments of $          Plus Tax $         Total $
               --              ---------            --------       ----------
--------------
day of each
month.            Payments of $          Plus Tax $         Total $
               --              ---------            --------       ----------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ADVANCE PAYMENTS:
/ / First Month          $______________
/ / Last Month           $______________
/ / Security Deposit     $______________
/ / UCC Filing Fee       $______________
/ / Doc. Prep. Fee       $______________
/ / Title Fee            $______________
/ / Other                $______________
TOTAL DUE WITH LEASE     $ -0-
                          --------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ADDITIONAL PROVISIONS: See Rider to Equipment Lease Agreement of even date
herewith, the terms of which are incorporated herein.   PTF Initial
                                                       ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TERMS AND CONDITIONS OF LEASE AGREEMENT

1. TERM AND RENT. Lessor agrees to lease the above described equipment (the "Equipment") to the Lessee for the term and rental as set forth, payment of the rental installments to begin on the Date of Acceptance. As long as no event of default exists, Lessor will not interfere with Lessee's possession, use and quiet enjoyment of the Equipment.

2. PURCHASE AND ACCEPTANCE. Lessee requests Lessor to purchase the Equipment from the Seller and arrange for delivery to Lessee, at Lessee's expense. Delivery shall be deemed complete upon the Date of Acceptance. LESSOR SHALL NOT BE LIABLE FOR LOSS OR DAMAGE OR FOR THE DELAY OR FAILURE OF SELLER TO FILL OR DELIVER THE ORDER FOR THE EQUIPMENT. THE LESSEE REPRESENTS THAT LESSEE HAS SELECTED THE EQUIPMENT DESCRIBED ABOVE BEFORE HAVING REQUESTED LESSOR TO PURCHASE SAME FOR LEASING TO LESSEE.

3. NON-CANCELABLE LEASE. THIS IS A NON-CANCELABLE LEASE. When Lessee signs and delivers a certificate of acceptance for the Equipment, its obligations to pay all rent and other amounts when due for the Equipment and otherwise to perform as required under the lease are unconditional, irrevocable and independent. These obligations are not subject to cancellation, termination, modification, repudiation, excuse or substitution by Lessee. Lessee is not entitled to any abatement, reduction, offset, defense or counterclaim with respect to these obligations for any reason whatsoever, whether arising out of default or other claims against Lessor or the manufacturer or supplier of the Equipment, defects in or damage to the Equipment, its loss or destruction or otherwise.

4. DISCLAIMER OF WARRANTIES BY LESSOR; RIGHTS OF LESSEE. LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND, AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS-IS." UNDER NO CIRCUMSTANCES SHALL LESSOR BE RESPONSIBLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS LEASE AND/OR THE EQUIPMENT THEREUNDER. LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO LESSOR BY THE SELLER IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT OR THE RIGHT TO POSSESSION AND USE OF THE EQUIPMENT. LESSEE MAY COMMUNICATE WITH THE SELLER AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF THOSE RIGHTS, PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES.

5. CLAIMS AGAINST SELLER; SELLER NOT AN AGENT OF LESSOR. If the Equipment is not properly installed, does not operate as represented or warranted by the Seller or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the Seller and shall nevertheless pay Lessor all rent payable under this Lease. Lessor agrees to assign to Lessee, solely for the purpose of making and prosecuting any such claim, any rights it
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AGREEMENT: Lessor and Lessee agree to all the terms of this Lease, including the terms set forth on the reverse. THIS LEASE SHALL NOT BE BINDING ON LESSOR, HOWEVER, UNTIL IT HAS BEEN ACCEPTED AND EXECUTED BY AN OFFICER OF LESSOR AT ITS OFFICE. LESSOR AND LESSEE IRREVOCABLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY.

Lessor:   NBD Equipment Finance, Inc.
          ----------------------------------------------------------------------

By:
   -----------------------------------------------------------------------------
   Signature                                                       Title
   Date
        ----------------------

Lessee:  Photran Corporation
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

By:  /s/ Paul T. Fink,                                              CFO
   -----------------------------------------------------------------------------
   Signature                                                       Title
   Date  2/13/97
        ----------------------

DELIVERY AND ACCEPTANCE CERTIFICATE: The undersigned Lessee acknowledges receipt in good condition of all the Equipment described above and accepts the Equipment in accordance with all terms and conditions of this Lease. Lessee agrees that Lessor has fully and satisfactorily performed all covenants and conditions to be performed by it under this Lease.

Lessee: Photran Corporation
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

By:  /s/ Paul T. Fink                                               CFO
    ----------------------------------------------------------------------------
    Signature                                                      Title
    Date of Acceptance  2/13/97
                       -----------------

--------------------------------------------------------------------------------

                                    GUARANTY

In consideration of the Lessor leasing to the Lessee and other good and valuable consideration, the receipt of which is acknowledged, the undersigned guarantee performance of all the covenants, conditions, and payments when due, whether by acceleration or otherwise, of the above Lease by the Lessee. In the event of default, the undersigned waive notice of any modification, amendment or extension of the Lease.

The undersigned agree that, if this guaranty is executed by two or more guarantors, the obligation shall be joint and several. THE UNDERSIGNED IRREVOCABLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY.

                          An Individual                          An Individual
-------------------------               ------------------------
(Signature)                             (Signature)

Home Address                            Home Address
            ---------------------------             --------------------------

--------------------------------------- --------------------------------------

Dated:                                  Dated:
      --------------------------------        --------------------------------

--------------------------------------------------------------------------------
may have against the Seller for breach of warranty or representation respecting the Equipment. Notwithstanding any fees that must be paid to Seller or any agent of Seller. Lessee understands and agrees that neither the Seller nor any agent or employee of the Seller is an agent or employee of the Lessor and that neither the Seller nor its agent or employee is authorized to waive or alter any term or condition of this Lease.

6. PAYMENTS. Lessee agrees to pay all Lease payments on the date designated by Lessor and to pay such other payments and charges as provided in this Lease. These payments shall be increased by any cost or expense Lessor incurs to preserve the Equipment or to pay taxes, assessments, fees, penalties, liens or encumbrances. IF THE COST OF THE EQUIPMENT VARIES FROM THE ESTIMATE UPON WHICH THIS LEASE IS BASED, LESSEE AUTHORIZES LESSOR TO ADJUST THE LEASE PAYMENTS PROPORTIONATELY, UPWARD OR DOWNWARD, NOT TO EXCEED TEN PERCENT (10%), TO COMPENSATE FOR SUCH VARIATION. Each payment will be applied first, at the Lessor's discretion, to the oldest charge due under the Lease. The acceptance by Lessor of a smaller sum than due at any time under this Lease shall not constitute a release or an accord and satisfaction for any greater sum due or to become due regardless of any endorsement restriction.

7. TITLE; LOCATION OF THE EQUIPMENT; TERMINATION. Title to the Equipment is in the Lessor and under no circumstances shall pass to Lessee. The Equipment shall be kept at Lessee's address indicated on this Lease and shall not be removed without the written consent of Lessor. At the termination of this Lease or upon Lessee's default, Lessee, at its own expense, shall assemble and deliver the Equipment to Lessor at such place as Lessor may designate in writing, in good order and repair, ordinary wear and tear excepted. Lessee shall give
Lessor 90 days written notice prior to termination that it is returning the Equipment.

8. NO ASSIGNMENT BY LESSEE; ASSIGNMENT BY LESSOR. NEITHER THIS LEASE NOR LESSEE'S RIGHTS SHALL BE ASSIGNED BY THE LESSEE, NOR SHALL ANY OF THE EQUIPMENT BE SUBLEASED BY THE LESSEE WITHOUT THE WRITTEN CONSENT OF THE LESSOR. Lessor may at any time sell or assign all or part of its right, title and interest in and to this Lease and in and to each item of Equipment and monies to become due to the Lessor hereunder, and Lessor may grant security interests in the Equipment, subject to the Lessee's rights therein as set forth in this Lease, and in such events, all the provisions of this Lease for the benefit of Lessor shall inure to the benefit of and be exercised by or on behalf of such assignee, but the assignee, shall not be liable for or be required to perform any of Lessor's obligations to Lessee. All rental payments due and to become due under this Lease and assigned by Lessor shall be paid directly to assignee, upon written notice of such assignment to Lessee and the right of the assignee to the payment of assigned rentals and performance of all Lessee's obligations and to exercise any other of Lessor's rights hereunder shall not be subject to any defense, counterclaim or setoff which the Lessee may have or assert against the Lessor and the Lessee hereby agrees that it will not assert any such defenses, setoffs, counterclaims and claims against the assignee.

9. INSURANCE. Lessee shall keep the Equipment insured against loss by fire, theft and all other hazards (comprehensive coverage) at replacement cost by insurers and in form, amount and coverage satisfactory to Lessor. Lessee appoints Lessor as Lessee's attorney in fact to endorse any loss payment or returned premium check and to make any claim under such insurance. Said policies shall be endorsed with Lessor as a loss payee and additional insured and shall contain provisions (a) that such insurance shall not be cancelled except upon ten days notice to Lessor and (b) that the interest of Lessor shall not be invalidated by any act of Lessee. The policies of insurance or endorsement certificates shall be delivered to Lessor within 30 days of the Date of Acceptance. In the event of loss, destruction or theft of, or damage to, any of the Equipment, Lessee will immediately notify Lessor.

The loss, destruction, theft of or damage to the Equipment shall not relieve the Lessee from its obligation to pay the full rentals payable hereunder and Lessor's remaining residual interest. Any sums collected from insurance for the total loss of any of the Equipment shall be credited to the final installments of rent payable hereunder and Lessor's remaining residual interest. If any of the Equipment is partially damaged, Lessee shall repair such damage at its own cost and expense and any sums collected on insurance on account of such damage shall be applied to the cost thereof, but on default of the Lessee in repairing such damage within 30 days of the occurrence thereof, the sums collected therefor shall be applied to the last maturing installments of rent payable hereunder or to the repair of the Equipment at Lessor's sole option.

Lessee shall insure the Lessor and Lessee with respect to liability for personal injuries, damage to or loss of use of property resulting from the ownership, use and operation of the Equipment with insurers satisfactory to Lessor in amounts of at least $500,000 per individual and $1,000,000 per occurrence for personal injuries and $100,000 for property damage, and deliver the policies or certificates thereof to Lessor.

If Lessee shall default in obtaining any insurance described above, Lessor may place such insurance. Any premiums paid by Lessor shall be additional rent payable on demand with interest at the highest legal rate from the date of payment. At Lessor's sole option, such amounts together with interest may be added to the lease balance to be paid by Lessee as additional monthly rental.

10. REPAIRS; USE; ALTERATIONS. Lessee, at its own expense, shall keep the Equipment maintained in good repair, condition and working order; shall use the Equipment lawfully and shall not alter the Equipment without the Lessor's prior written consent. All items which become attached to or a part of the Equipment become the property of Lessor.

11. TAXES. Lessee shall reimburse the Lessor (or pay directly if, but only if instructed by Lessor) for all charges and taxes (local, state and federal) which may now or hereafter be imposed or levied upon the Lease, rental, operation, leasing, sale, ownership, possession or use of the Equipment excluding all taxes based upon income or gross receipts of Lessor.

12.  DEFAULT. Any of the following shall constitute an event of default by
Lessee: a) Lessee fails to pay when due, any rent or other amount required by this Lease; b) Lessee breaches any covenant of this Lease or fails to promptly perform any of its terms or conditions, including but not limited to return of the Equipment at the expiration of the lease term; c) Lessee makes an assignment for the benefit of creditors; d) a petition is filed by or against Lessee in bankruptcy or for the appointment of a receiver; e) dissolution or suspension of Lessee's usual business; f) Lessee makes a bulk transfer or sale of furniture, furnishings, fixtures or other equipment or inventory; g) any representation, warranty, or signature made by Lessee in this Lease or related document is incorrect, fraudulent or breached; or h) Lessee defaults under the terms of any agreement or instrument relating to any lease or debt for borrowed money such that the lessor accelerates the rent or the creditor declares the debt due before its maturity. Lessee agrees to give Lessor prompt notice upon the occurrence of a default.

13. LESSOR'S REMEDIES UPON DEFAULT. If an event of default occurs, Lessee's right to continue in possession of the Equipment shall immediately cease, and Lessor shall have the right to execute any one or more of the following remedies in order to protect its interests and reasonably expected profits and benefits of bargains with the Lessee: a) cancel this Lease; b) take possession of the Equipment without liability to Lessee for any damages occasioned by such taking; c) recover from Lessee, with or without repossessing the Equipment, the sum of (1) accrued and unpaid rent and other amounts payable as of the date of default, (2) the present value (as of the date of payment) of the rent for the remaining term of this Lease agreement at 5% per annum; and (3) the residual value of the Equipment as measured by its anticipated fair market value as of the expiration of the lease term; provided, however that upon repossession or surrender of the Equipment, Lessor shall either sell, lease or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net proceeds (after deducting all expenses, including attorneys' fees incurred in connection therewith), to the sum of (2) and (3) above, or Lessor may retain any repossessed Equipment and credit its fair market value to the sums of (2) and (3) above; or d) exercise any other right or remedy available to Lessor at law or in equity.

In the event Lessor assigns its right to receive rentals under this agreement (but not its residual interest) and in the further event of default by Lessee, Lessee remains liable to Lessor for Lessor's remaining residual interest in the Equipment as measured above. This liability of Lessee is unconditional and is not affected by Lessor's assignee repossessing and/or selling the Equipment to wholly or partially satisfy assignee's right to receive the assigned rentals.

14. RENEWAL. If the Equipment is not delivered to Lessor at the termination hereof in accordance with paragraph 7, then this Lease shall renew from month to month upon the same terms and conditions, subject to the right of Lessor or Lessee to terminate the renewed Lease on 30 days written notice, in which event, the Equipment shall immediately be returned to Lessor.

15. LATE CHARGES. Without limiting Lessor's remedies above, if Lessee shall fail to pay any amount of rental or other payment for a period of ten days after its due date, Lessee agrees to pay Lessor a late charge of 5% of each such payment or installment, with a minimum late charge of $25.00.

16. FINANCING STATEMENTS. The Lessor is authorized to file a financing statement signed only by the Lessor in accordance with the Uniform Commercial Code or one signed by Lessor, as Lessee's attorney in fact.

17. FINANCIAL REPORTS. Upon request by Lessor, Lessee will promptly furnish to Lessor all financial reports deemed necessary by Lessor.

18. JURISDICTION; VENUE. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN. LESSEE CONSENTS TO THE JURISDICTION OF THE COURTS OF MICHIGAN AND TO VENUE IN THE COURTS OF THE COUNTY OF OAKLAND. NO PROVISION WHICH MAY BE CONSTRUED AS UNENFORCEABLE SHALL IN ANY WAY INVALIDATE ANY OTHER PROVISION, ALL OF WHICH SHALL REMAIN IN FULL FORCE AND EFFECT.

19. WARRANTIES BY LESSEE. Lessee warrants and represents that: (a) the Equipment is being leased for business purposes; (b) all signatures are genuine;
(c) the person signing the Lease is authorized to do so; (d) if more than one Lessee named, the liability of each is agreed to be joint and several.

20. INDEMNITY BY LESSEE. LESSEE AGREES TO INDEMNIFY AND HOLD LESSOR OR ANY ASSIGNEE HARMLESS FROM ANY AND ALL CLAIMS, ACTIONS, PROCEEDINGS, EXPENSES, DAMAGES, AND LIABILITIES, INCLUDING ATTORNEYS' FEES, ARISING OUT OF OR IN ANY MANNER PERTAINING TO THE EQUIPMENT OR THIS LEASE INCLUDING, WITHOUT LIMITATION, THE OWNERSHIP, SELECTION, POSSESSION, PURCHASE, DELIVERY, INSTALLATION, LEASING, OPERATION, USE, CONTROL, MAINTENANCE AND RETURN OF THE EQUIPMENT AND THE RECOVERY OF CLAIMS UNDER INSURANCE POLICIES.

In addition, notwithstanding any other provision of this Lease, if as to any Equipment the modified accelerated cost recovery system or depreciation deductions allowed under the Internal Revenue Code of 1986, as amended, (the "Code") shall be lost, disallowed, eliminated, reduced, recaptured or otherwise unavailable to Lessor for any reason, then Lessee shall pay to Lessor as additional rent within 30 days after such a loss an amount which shall be equal to the sum of (i) the additional federal, state, local and foreign income or any other taxes payable as a result of such loss, disallowance, elimination, reduction, recapture or unavailability of accelerated cost recovery or depreciation deductions plus (ii) the amount of any interest, penalties or additions to tax payable by the Lessor as a result of such additional tax.

Lessee acknowledges that the Equipment to be leased by Lessor to Lessee pursuant to this agreement is owned by Lessor ("Owner"). It is the intent of Owner/Lessor and Lessee that this Lease constitute a true lease for Federal income tax purposes so that, for the purpose of determining its liability for Federal income taxes, Owner shall be entitled to the tax benefits as are provided by the Code to an owner of personal property.

The indemnities given and liabilities assumed by the Lessee pursuant to this
Section 20 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

21. NOTICES. Notice to a party shall be given by certified mail, return receipt requested.

22. LABELS AFFIXED TO EQUIPMENT. Lessor shall have the right, but not the obligation, to affix or attach ownership identification labels to the Equipment. Lessee agrees not to remove any such labels.

23. LESSOR'S EXPENSE. Lessee shall pay Lessor all costs and expenses, including reasonable attorneys' fees and the fees of any collection agencies, incurred by Lessor in enforcing any of the terms, conditions, or provisions hereof or in protecting Lessor's rights herein. These costs and expenses shall include, without limitation, any costs or expenses incurred by the Lessor in any bankruptcy, reorganization, insolvency or other similar proceeding.

24. ENTIRE AGREEMENT. This Lease constitutes the entire agreement of the parties in connection with the Equipment. Neither party relies on any other statements, understandings, representations or assurances, the same, if any, having been merged into this agreement. This agreement cannot be modified except by a writing signed by each party. This agreement inures to the benefit of the heirs, executors, administrators, successors and assigns of the parties.

This Financing Statement is presented to Filing Officer                            Number of additional sheets presented
for filing pursuant to the Uniform Commercial Code.
----------------------------------------------------------------------------------------------------------------------------------
Debtor(s) (Last Name First) and Address(es) |Secured Party(ies) and Address(es)     | For Filing Officer (Date, Time, Number, and
                                            |                                       | Filing Office)
Photran Corporation                         |NBD Equipment Finance, Inc.            |
21875 Grenada Avenue                        |151 N. Delaware St., #850              |
Lakeville, MN  55044                        |Indianapolis, IN  46024                |
                                            |                                       |
                                            |                                       |
1574923                                     |                                       |
------------------------------------------------------------------------------------|
This Financing Statement covers the         |Name and Address of Assignee of Secured|
following types (or items) of property      |Party                                  |
(include description of real estate when    |                                       |
collateral is crops)                        |                                       |
                                            |                                       |
1 P1000 thin film vacuum coating            |                                       |
line                                         ---------------------------------------|
                                                                                    |
All accessions and proceeds due.                                                    |
                                                                                    |
This transaction is a lease between NBD Equipment Finance, Inc. and Photran         |
Corporation. This statement is filed for protection only.                           |
                                                                                    |----------------------------------------------
/x/ Products of Collateral are also covered. (See IC 26-1-9-315)                    |/ /Debtor is a transmitting utility as defined
                                                                                    |   in IC 26-1-9-105.
------------------------------------------------------------------------------------------------------------------------------------

Filed with:   /x/ Secretary of State MINNESOTA         / / Recorder of ________________ County

------------------------------------------------------------------------------------------------------------------------------------
    Photran Corporation                                    | / / Collateral was brought into this state subject to a security
    -------------------                                    |     interest in another jurisdiction or the Debtor's location has
                                                           |     been changed to this state.
    By: /s/ Paul T. Fink  CFO                              | /x/ Filed in accordance with a lease agreement signed by the Debtor
       -----------------------                             |     authorizing the Secured Party to file this statement.
       Signature of Debtor (or Secured Party                -----------------------------------------------------------------------
       in cases covered by IC 26-1-9-402(2)) NBD Equipment Finance Inc.

    FINANCING STATEMENT - STATE FARM 36751(R)
    Form UCC-1 Indiana Uniform Commercial Code _____________________________
                                                                     Approved by:  /s/ Joseph H. Hagsett Secretary of State

(5) FILE COPY -- DEBTOR(S) (DO NOT SEND OR SUBMIT TO FILING OFFICER)
------------------------------------------------------------------------------------------------------------------------------------

This Financing Statement is presented to Filing Officer                            Number of additional sheets presented:
for filing pursuant to the Uniform Commercial Code.
----------------------------------------------------------------------------------------------------------------------------------
Debtor(s) (Last Name First) and Address(es) |Secured Party(ies) and Address(es)     | For Filing Officer (Date, Time, Number, and
                                            |                                       | Filing Office)
Photran Corporation                         |NBD Equipment Finance, Inc.            |
21875 Grenada Avenue                        |151 N. Delaware St., #850              |
Lakeville, MN  55044                        |Indianapolis, IN  46024                |
                                            |                                       |
                                            |                                       |
1574923                                     |                                       |
------------------------------------------------------------------------------------|
This Financing Statement covers the         |Name and Address of Assignee of Secured|
following types (or items) of property      |Party                                  |
(include description of real estate when    |                                       |
collateral is crops)                        |                                       |
                                            |                                       |
All of Debtor's investment property,        |                                       |
financial assets, deposits, securities or    ---------------------------------------|
other property relating thereto, carried in Safekeepint Account No.                 |
(the "Account") maintained with NBD Bank, N.A.'s Investment Division, including     |
all Debtor's right, title and interest in any investment property, financial        |
assets, deposits, certificates of deposit, monies owing to Debtor and funds which   |
may hereafter accumulate in or become withdrawable from or paid out of              |
such Account.                                                                       |----------------------------------------------
/x/ Products of Collateral are also covered. (See IC 26-1-9-315)                    |/ /Debtor is a transmitting utility as defined
                                                                                    |   in IC 26-1-9-105.
------------------------------------------------------------------------------------------------------------------------------------

Filed with:   /x/ Secretary of State MINNESOTA         / / Recorder of ________________ County

------------------------------------------------------------------------------------------------------------------------------------
    Photran Corporation                                    | / / Collateral was brought into this state subject to a security
    -------------------                                    |     interest in another jurisdiction or the Debtor's location has
                                                           |     been changed to this state.
    By: /s/ Paul T. Fink  CFO                              | /x/ Filed in accordance with a lease agreement signed by the Debtor
       -----------------------                             |     authorizing the Secured Party to file this statement.
       Signature of Debtor (or Secured Party                -----------------------------------------------------------------------
       in cases covered by IC 26-1-9-402(2)) NBD Equipment Finance, Inc.

    FINANCING STATEMENT - STATE FORM 36751(R)
    Form UCC-1 Indiana Uniform Commercial Code _____________________________
                                                                     Approved by:  /s/ Joseph H. Hagsett Secretary of State

(5) FILE COPY -- DEBTOR(S) (DO NOT SEND OR SUBMIT TO FILING OFFICER)

